Chesapeake Funding II LLC
Series 2017-2 Asset Backed Notes
Specified Procedures

Report To:
Element Fleet Management Corp.

May 15, 2017

Element Fleet Management Corp.

Re:           Chesapeake Funding II LLC, Series 2017-2 Asset Backed Notes (the “Notes”) Specified Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Element Fleet Management Corp. (the “Sponsor”) and by Merrill Lynch, Pierce, Fenner and Smith Incorporated (“Merrill Lynch”, and together with the Sponsor, the “Specified Parties”), solely to assist Chesapeake Funding II LLC (the “Issuer”) in evaluating the accuracy of certain information with respect to a pool of vehicle leases and loans and vehicles subject to those leases and loans (the “Receivables”) relating to the Chesapeake Funding II LLC Series 2017-2 securitization transaction (the “Transaction”).  This specified procedures (“Specified Procedures”) engagement was conducted in accordance with Section 9100 of the Chartered Professional Accountants of Canada (CPA Canada) Handbook – Assurance.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

For the purpose of the procedures described in this report, representatives of the Sponsor, on behalf of the Issuer, provided us with:

a.
An electronic data file labeled “January 2017 Gross Chase File.xlsx” from the Sponsor’s asset management system (the “Initial Provided Data Tape”), which the Sponsor, on behalf of the Issuer, indicated contains information as of December 31, 2016 on a pool of leases and loans and vehicles that are subject to those leases and loans from the Sponsor’s asset management system (“Preliminary Receivables”),

b.
An electronic data file labeled “AllOnBk_Format_Dec2016.xlsx” from the Sponsor’s legacy asset management system (the “Second Initial Provided Data Tape”), which the Sponsor, on behalf of the Issuer, indicated contains information as of December 31, 2016 on a pool of leases and loans and vehicles that are subject to those leases and loans from the Sponsor’s legacy asset management system, that together with the Preliminary Receivables, representatives of the Sponsor, on behalf of the Issuer, indicated are expected to be representative of the Receivables,

c.
An electronic data file labeled “CF II 2017-2 Data Tape.xlsb” (the “Final Provided Data Tape”), which the Sponsor, on behalf of the Issuer, indicated contains information as of March 31, 2017 (the “Cutoff Date”) from the Sponsor’s asset management system on a pool of leases and loans and vehicles that are subject to those leases and loans (the “Statistical Receivables”), that representatives of the Sponsor, on behalf of the Issuer, indicated are expected to be representative of the Receivables,

d.	Imaged copies of:

i.
For each of the Sample Contracts (as defined in Attachment A), certain printed screen shots of the Asset Management System Inquiry Screen (“ACFI Screen”), the Asset Management Physical Information Inquiry Screen (“AAMI Screen”), the Asset Management Closed-End Inquiry Screen (“ACEI Screen”) and the Client Organization Screen (“CCOI Screen”) from the Sponsor’s asset management system (collectively and as applicable, the “Vehicle Lease Screen Shots”),

ii.
For each of the Sample Contracts (as defined in Attachment A), the certificate of title, vehicle registration or vehicle registration inquiry report or online registration title approval (collectively and as applicable, the “Title”),

iii.
For each of the Sample Contracts (as defined in Attachment A), the master lease agreement, operating lease agreement, assumption agreement, purchase agreement or letter of intent (collectively and as applicable, the “Master Lease Agreement”),

iv.
For each of the Sample Contracts (as defined in Attachment A), the Commercial Paper (“CP”) flex program supplement, treasury note, fixed rate note, closed-end rate schedule, equipment schedule, or rate schedule and any amendments thereto (collectively and as applicable, the “Funding Documentation”),

v.	For each of the Sample Contracts (as defined in Attachment A), the credit file and any amendments thereto (collectively, the “Credit File”) and

vi.
For each of the Sample Contracts (as defined in Attachment A), the certificate indicating insurance coverage (the “Certificate of Insurance Coverage”, and together with the Vehicle Lease Screen Shots, Title, Master Lease Agreement, Funding Documentation and Credit File, the “Source Documents”), and

e.	Instructions, assumptions and methodologies (which are described in Attachment A).

The procedures in Attachment A were limited to comparing or observing certain information that is further described in Attachment A.  The Issuer is responsible for the Initial Provided Data Tape, Second Initial Provided Data Tape, Final Provided Data Tape, Source Documents, and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any further procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Initial Provided Data Tape, Second Initial Provided Data Tape, Final Provided Data Tape.  We have not verified, and we make no representation as to the accuracy, completeness or reasonableness of the information on the Source Documents or any other information provided to us by the Sponsor, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Receivables or Statistical Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with auditing standards established by CPA Canada on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The Specified Procedures described in this report were not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations, or

iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the Issuer will pay interest on and principal of the Notes in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

Sincerely,

/s/ Ernst & Young LLP

May 15, 2017

Attachment A Page 1 of 3

Procedures performed and our associated findings

Specified Procedures	Results
1.1      Representatives of the Sponsor, on behalf of the Issuer, will provide us with computer generated data files and related record layout from the Sponsor’s asset management system (the “Initial Provided Data Tape”) and the Sponsor’s legacy asset management system (the “Second Initial Provided Data Tape”) and combined, the “Initial Data Tapes”) containing certain characteristics of the vehicle leases (the “Preliminary Receivables”) which are expected to be representative of the Receivables.  We will randomly select 47 Preliminary Receivables from the Initial Provided Data Tape and 103 Preliminary Receivables from the Second Initial Provided Data Tape.  The information on the Initial Data Tapes is as of December 31, 2016.  Except as described below, we will not perform any procedures to determine the accuracy, completeness or reasonableness of the information on the Initial Data Tapes.

           Representatives of the Sponsor, on behalf of the Issuer, will provide us with a second computer generated data file and related record layout from the Sponsor’s asset management system (the “Final Provided Data Tape”) containing information on the Receivables.  The Final Data Tape is as of March 31, 2017 (“Cutoff Date”).  We will ensure that the Sample Contracts are included in the Final Provided Data Tape.  Except as described below, we will not perform any procedures to determine the accuracy, completeness or reasonableness of the information on the Final Provided Data Tape.  Procedures described below will be performed as of the Cutoff Date.

1.1      Representatives of the Sponsor, on behalf of the Issuer, provided us with the Initial Data Tapes containing certain characteristics of the Preliminary Receivables which were expected to be representative of the Receivables.  We randomly selected 47 Preliminary Receivables from the Initial Provided Data Tape and 103 Preliminary Receivables from the Second Initial Provided Data Tape (the “Sample Contracts”).  The information on the Initial Data Tapes is as of December 31, 2016.

Representatives of the Sponsor, on behalf of the Issuer, provided us with Final Provided Data Tape containing information on the Receivables.  The Final Provided Data Tape is as the Cutoff Date.  We observed that all of the Sample Contracts are included in the Final Provided Data Tape.

a) We will compare certain characteristics (the “Sample Characteristics”) set forth in the leased unit records for the Sample Contracts as indicated below:
a)    All Sample Contracts selected were identified as Vehicle Management Services Leases by the Sponsor, identified by having a blank entry in the lease pool field column in the Final Provided Data Tape.

i. ii. iii. iv. v. vi. vii. viii. ix. x. xi. xii. xiii. xiv.	Unit number
  Client number
  Legal name of the lessee
  Vehicle make
  Vehicle model
  Vehicle type
  Contract type
  Lease term
  Vehicle index, if applicable
  Vehicle spread rate, if applicable
  Fixed rate, if applicable
  Vehicle capitalized cost
  Vehicle residual value (for closed-end leases only)
  Current book value as of the Cutoff Date

Accordingly, we obtained print screens of the Vehicle Lease Screen Shots from the asset management system.  We compared the Sample Characteristics per the Final Provided Data Tape to corresponding information on the Vehicle Lease Screen Shots.
.
●     For 1 Sample Contract (Unit Number 0001433), the Current book value per the Final Provided Data Tape was $18,997.96 and per the Vehicle Lease Screen Shots was $18,364.69.  Representatives of the Sponsor informed us that the difference in the book value is due to normal timing differences related to the initial billing of newly activated units.

●     For 1 Sample Contract (Unit Number 0025576), the Current book value per the Final Provided Data Tape was $724.86 and per the Vehicle Lease Screen Shots was not available.  Representatives of the Sponsor informed us that this unit was taken off the road in March 2017 and remained on the Final Provided Data Tape as the sale of the unit was completed in April 2017.

●     For 1 Sample Contract (Unit Number 00900253), the client number and legal name of the lessee per the Final Provided Data Tape was 18420 and [Redacted], respectively, and per the Vehicle Lease Screen Shots was 09679 and [Redacted], respectively.  Representatives of the Sponsor informed us that the client/lessee for this Sample Contract changed subsequent to March 31, 2017 due to a new lessor assuming this unit from the former lessor in April 2017.  The Vehicle Lease Screen Shots reflect the current lessee legal name and client number.

Attachment A Page 2 of 3

Specified Procedures	Results
With respect to the Sample Contracts identified as Vehicle Management Services Leases by the Sponsor (in the Final Provided Data Tape, the Sponsor, on behalf of the Issuer, has indicated to us that this is noted by a blank entry in the lease pool field), we will compare the Sample Characteristics noted above to the corresponding information set forth on or derived from an obtained copy (“print screen”) of the Asset Management System Inquiry Screen (“ACFI Screen”), the Asset Management Physical Information Inquiry Screen (“AAMI Screen”), the Asset Management Closed-End Inquiry Screen (“ACEI Screen”) or the Client Organization Screen (“CCOI Screen”) (collectively the “Vehicle Lease Screen Shots”) obtained from the system.

Except for the information noted above, all such compared information was in agreement.
With respect to the Sample Contracts identified as Financial Services Leases by the Sponsor (in the Final Provided Data Tape, the Sponsor, on behalf of the Issuer, has indicated to us that this is noted by “FIN SERV” in the Lease Pool field), we will compare the Sample Characteristics i and ii, and iv through xiii to the corresponding information set forth on or derived from an obtained copy (“print screens”) from the LeasePlus system.  We will compare Sample Characteristic iii to the CCOI Screen from the system.

b)    For the Sample Contracts that the representatives of the Sponsor, on behalf of the Issuer, have indicated are titled assets, we will obtain a copy of the certificate of title (“Certificate of Title”) from representatives of the Sponsor, on behalf of the Issuer, for all Sample Contracts, excluding those Sample Contracts that have been identified by the Sponsor, on behalf of the Issuer, as equipment leases, and we will observe whether (i) the title owner is D.L. Peterson Trust and (ii) the lien holder is either Raven Funding LLC or Chesapeake Funding LLC (for vehicles acquired prior to June 30, 2006), Chesapeake Funding LLC (for vehicles acquired on or after June 30, 2006), or ELE Funding LLC or whether (i) the title owner is Gelco Corporation, Gelco Corporation LSR, Gelco Fleet Trust, Gelco Fleet Trust LSR, and (ii) the lien holder is General Electric Capital Corporation, GE Capital Bank, GE Title Agent, LLC, or ELE Funding LLC.  Any other title owner or lien holder will be identified as an exception within our report.

b)    For each of the Sample Contracts, we observed a certificate of title (“Certificate of Title”), excluding those Sample Contracts that have been identified by the Sponsor, on behalf of the Issuer, as equipment leases.

No exceptions were noted in performing procedures b).

c) We will obtain a copy of the master lease agreement (“Master Lease Agreement”) from representatives of the Sponsor, on behalf of the Issuer, to observe that:	c) For each of the Sample Contracts, we obtained a copy of the master lease agreement (“Master Lease Agreement”) from representatives of the Sponsor, on behalf of the Issuer, and observed that:
i. there was a signature included in the area required to be signed by a representative of the Sponsor;	i. there was a signature included in the area required to be signed by a representative of the Sponsor;
ii. either, the CP flex program supplement, treasury note, fixed rate note, closed-end rate schedule, equipment schedule, or rate schedule (the “Funding Documentation”) is included.	ii. either, the CP flex program supplement, treasury note, fixed rate note, closed-end rate schedule, equipment schedule, or rate schedule (the “Funding Documentation”) is included.
No exceptions were noted in performing procedures c) i. or ii. We performed no procedures to determine the validity of the signature contained in the Master Lease Agreement.

Attachment A Page 3 of 3

Specified Procedures	Results
d)    We will obtain a copy of the credit file (the “Credit File”) from representatives of the Sponsor, on behalf of the Issuer, to observe that the Credit File contained either a line of credit authorization form or addendum to the line of credit authorization form that:

d)    For each of the Sample Contracts, we obtained a copy of the credit file (the “Credit File”) from representatives of the Sponsor, on behalf of the Issuer, and observed that the Credit File contained either a line of credit authorization form or addendum to the line of credit authorization form that:

i. has a signature in the area where an approval signature is required, and;	i. has a signature in the area where an approval signature is required, and;
ii. has not expired as at December 31, 2016;	ii. has not expired as at December 31, 2016;
Pursuant to the Sponsor’s credit policies, for clients approved through the Sponsor’s automatic scoring process, we will observe evidence that the files passed the approval tests and that the expiration date is after December 31, 2016.

Pursuant to the Sponsor’s credit policies, for clients approved through the Sponsor’s automatic scoring process, we observed evidence, in the form of an excel output from the Sponsor’s legacy credit scoring system, that the files passed the approval tests and that the expiration date is after December 31, 2016.

No exceptions were noted in performing procedures d) i. or ii.  We performed no procedures to determine the validity of the signature contained in the Credit File.

e)    We will obtain a copy of the certificate of insurance coverage (the “Certificate of Insurance Coverage”) from representatives of the Sponsor, on behalf of the Issuer, to observe whether there is evidence that the Certificate of Insurance Coverage for the certificate holder exists.  Any exceptions will be identified as an exception in the Asset File to Data File Comparison Specified Procedures Report.

e)    For each of the Sample Contracts, we obtained a copy of the certificate of insurance coverage (the “Certificate of Insurance Coverage”) from representatives of the Sponsor, on behalf of the Issuer, and observed that the Certificate of Insurance Coverage for the certificate holder exists.

No exceptions were noted in performing procedure e).